UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2018

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On April 3, 2018, Patterson-UTI Energy, Inc. (the “Company”) filed a current report on Form 8-K (the “Initial Report”) disclosing under Item 5.02 that Ms. Janeen Judah had been appointed to the Board of Directors. Committee assignments for Ms. Judah had not been determined as of the filing of the Initial Report.  Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Company is including this Item 5.02 to disclose that the Board of Directors appointed Ms. Judah to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors on June 14, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 14, 2018. Of the 221,569,305 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 199,586,513 were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.	To elect eight directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.
Nominee	Votes For	Votes Withheld	Broker Non-votes
Mark S. Siegel	189,873,173	1,877,668	7,835,672
Charles O. Buckner	187,938,588	3,812,253	7,835,672
Tiffany (TJ) Thom Cepak	190,894,685	856,156	7,835,672
Michael W. Conlon	188,592,252	3,158,589	7,835,672
William A. Hendricks, Jr.	190,425,526	1,325,315	7,835,672
Curtis W. Huff	186,615,115	5,135,726	7,835,672
Terry H. Hunt	187,109,811	4,641,030	7,835,672
Janeen S. Judah	191,418,555	332,286	7,835,672
2.	To cast a vote to approve an amendment of the Patterson-UTI Energy, Inc. Restated Certificate of Incorporation.
Votes For	Votes Against	Abstentions	Broker Non-votes
197,610,784	1,818,615	157,114	0
3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-votes
196,224,822	3,327,351	34,340	0
4.	To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
46,532,261	143,757,733	1,460,847	7,835,672

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 15, 2018	By:	/s/ Seth D. Wexler
Name: Seth D. Wexler
Title: Senior Vice President, General Counsel and Secretary